UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

THE L.S. STARRETT COMPANY
(Exact name of registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 CRESCENT STREET, ATHOL, MASSACHUSETTS 01331
(Address of principal executive offices) (Zip Code)

Registrant's telephone number:
978-249-3551

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

☐ ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value per share	SCX	New York Stock Exchange

ITEM 5.02(c). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2022, the Board of Directors of The L.S. Starrett Company (the “Company”) appointed and made effective Charles “Chuck” Alpuche to its Board of Directors as a Class III Director of the Company replacing R.B. Kennedy.

Mr. Alpuche has served as the Executive Vice President and Chief Operating Officer of Insulet Corporation since February 2019. Since 2016, he has served as Executive Vice President and Senior Vice President in several operational leadership roles for Insulet. Prior to that, from 2012 – 2016, Mr. Alpuche served as an independent consultant for both domestic and international companies in the food, beverage and chemical industries. Previously, he spent thirty years at PepsiCo in leadership roles of increasing responsibility overseeing domestic and international plant operations. Earlier in his career at PepsiCo, he held a number of management roles in plant operations, product management and quality control. Most recently, he served as PepsiCo’s Senior Vice President of North America Beverages, and before that he held the position of Vice President and General Manager, Concentrate Operations, Asia and Americas. Mr. Alpuche holds a Bachelor of Science in Business Administration from Delaware Valley College and obtained an Executive Master of Science in Organizational Management from the University of Pennsylvania.

There were no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission between Mr. Alpuche and the Company required to be disclosed herein.

Exhibit Number	Description
99.1	July 25, 2022 Press Release Director Appointment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE L.S. STARRETT COMPANY

Dated: July 25, 2022 Date: September 7, 2010	By: /s/ John C. Tripp
Name: John C. Tripp
Title: Treasurer and Chief Financial Officer